Rule 497(e)
File Nos. 33-73832 and 811-8268

FOR SHAREHOLDERS OF FIRSTHAND TECHNOLOGY VALUE FUND

Supplement dated February 6, 2009, to Prospectus dated April 29, 2008, as previously supplemented on October 1, 2008

Introduction

Firsthand Technology Value Fund (the “Fund”), a series of Firsthand Funds, has venture capital investments in a number of private technology companies. These private companies are not publicly traded, and their securities are also referred to as “illiquid.” For the last several quarters, securities of such private companies have represented a high and increasing percentage of the Fund’s portfolio. Currently, most of these venture capital investments are in the solar energy sector, specifically in companies providing materials technologies to the solar photovoltaic market.

We believe that certain types of alternative energy companies, including solar companies, are among the best long-term investment opportunities available to technology investors today. Furthermore, we believe that, in many cases, private companies offer the most compelling valuations among alternative energy companies.

The Fund, consistent with SEC guidelines, has an investment restriction providing that it cannot purchase additional illiquid securities once such securities comprise 15% of the Fund’s net assets.  The SEC considers a security to be illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. The restriction stems from the concern that, for an open-end mutual fund with daily redemption obligations, a high level of illiquid securities would increase the risk that the Fund may not be able to meet its daily redemption needs, because illiquid securities often take a longer period of time to sell, and may not necessarily be sold at the Fund’s then carrying value.

Recently, a number of factors have caused the Fund’s illiquid securities percentage to occasionally exceed 40% of its net assets. The Fund’s illiquid percentage peaked at 46.23% and as of the date of this supplement the illiquid percentage is 39.97%.  As of December 31, 2008, two privately held solar technology companies, SoloPower and Silicon Genesis, comprised 30% of the net asset value of the Fund.  One of the factors increasing the Fund’s percentage of illiquid holdings has been the better relative performance of the Fund’s venture capital investments compared with its investments in public companies over the past several quarters. An additional factor has been shareholder redemptions, which the Fund meets through the sale of its liquid holdings.  A third contributing factor is the fact that the Fund has not disposed of those illiquid securities.  Going forward, the percentage of illiquid securities could increase or decrease depending on the relative performance of the Fund’s illiquid and liquid investments; shareholder purchase or redemption levels; and whether the Fund disposes of any illiquid securities.The table below shows, as of the end of each quarter for the last two years, illiquid securities as a percentage of the Fund’s net assets as well as the total value of illiquid holdings.

	Illiquid Securities
	as a Percentage	Total Value
Quarter	of Net Assets	of Illiquid Holdings
Q1 ‘07	10.81%	$43,801,987
Q2 ’07	15.02%	$53,864,009
Q3 ‘07	13.86%	$54,006,074
Q4 ’07	15.08%	$57,961,271
Q1 ‘08	20.00%	$58,144,764
Q2 ’08	21.98%	$64,595,587
Q3 ‘08	34.72%	$90,376,915
Q4 ’08	38.82%	$64,602,929

The Board of Trustees of Firsthand Funds regularly reviews the Fund’s illiquid investments during its quarterly board meetings.  The Board recognizes that a high percentage of illiquid holdings may impact the Fund’s ability to make timely redemptions and may result in the Fund having to make in-kind redemptions.  The Board and the Adviser are evaluating various potential alternatives to reduce the Fund’s holdings in illiquid securities, including selling some of these illiquid securities.

Opportunities in Solar Energy

The Adviser continues to believe that the Fund’s privately placed venture capital companies are very promising investments in a rapidly growing technology segment. The majority of the Fund’s illiquid securities comprise investments in two solar companies: SoloPower and Silicon Genesis.  In order to help investors better understand the Fund’s investment strategy, we offer a brief explanation of some of the key technologies employed in the solar industry today, and then describe SoloPower and Silicon Genesis individually.

Electricity is generated from solar energy via two competing methods. The first is known as solar thermal, in which solar energy is concentrated and used to heat a liquid to the boiling point to make steam. The steam, in turn, spins a turbine, creating electricity. Solar thermal installations are usually industrial-sized operations and are often located in the desert. Such facilities may span hundreds or thousands of acres.

The other method for generating electricity from sunlight is known as solar photovoltaic (PV). In certain materials, such as silicon, sunlight is absorbed by the material, which then excites the silicon’s electrons, causing them to break free from their atoms and generate an electrical current. PV installations are what you typically see on rooftops in the United States. The most commonly used material in PV systems is silicon, the same material used in most semiconductors (computer chips) today.

While silicon is very efficient at converting sunlight to electricity, it has a number of drawbacks, including higher pricing resulting from a tight supply in recent years. So other chemical compounds have been developed as substitutes for silicon. In many cases, these materials are manufactured using so-called “thin-film” processes, in which a thin coating of the photovoltaic chemical is applied to a base material, or substrate. Thin film, while not as efficient as silicon, offers the benefits of lower cost and the ability to be applied to curved or flexible surfaces.

The Fund has made investments in both thin-film (SoloPower) and silicon (Silicon Genesis) technology companies.

SoloPower is an innovative developer of thin-film PV cells and modules (panels). The company’s goal is to mass-produce PV modules at a cost that is lower than the traditional wafer-based solar technologies and on parity with that of conventional (coal and natural gas) energy sources. SoloPower utilizes what is known as copper-indium-gallium-selenide (CIGS) as its PV material of choice, rather than silicon.

We believe SoloPower’s advantage lies in its unique manufacturing approach, which involves a proprietary electroplating process. The SoloPower electroplating method provides near 100% materials utilization in a low-cost process. We believe another major benefit of this technology is the capability to deposit films on large areas and in a variety of shapes and forms. We are excited about the company’s prospects and believe that its technology is a major breakthrough in the industry’s quest for low-cost, high-quality photovoltaic devices.

Silicon Genesis (SiGen) develops technology and equipment needed to manufacture specialized silicon wafers for the semiconductor and solar industries. SiGen is developing process technologies aimed at increasing the yield of silicon wafers from a silicon ingot (a cylindrical block of solid silicon) using a proton beam cleaving technology.

The major benefit of SiGen’s process is that it slices ingots with no kerf loss. Think of cutting a piece of wood with a saw. The saw’s kerf is the width of the cut that it makes in the wood; the kerf loss is the sawdust that ends up on the floor as waste. Presently, the primary technique for slicing silicon ingots involves a mechanical saw, and kerf loss accounts for almost half of the silicon consumed in fabricating a single photovoltaic cell.

Reducing the amount of silicon waste can have a dramatic impact on the cost of manufacturing silicon PV devices. In addition to effectively eliminating kerf loss, SiGen’s technology is expected to enable the production of thinner wafers, further increasing the yield from a single ingot of silicon.  If successful, SiGen’s processes could result in a 300% increase in wafer yield from a silicon ingot. This creates the potential for dramatic cost savings for PV manufacturers, as silicon currently represents a significant cost of silicon PV modules.

Protecting Shareholder Value Through Board Representation

Consistent with venture capital investment practices, and in an effort to protect the interests of the Fund and its shareholders, the Fund often attempts to obtain a board seat and/or an observer seat on the board of directors of each company in which the Fund has a substantial investment. We are fortunate to have secured such representation on the boards of most of our largest private company investments.  There is no assurance, however, that the Fund can always obtain such board and/or observer seats or that any seats the Fund may obtain will not be lost because of changing business conditions at the portfolio companies or other factors.

Currently, Kevin Landis represents the Fund and sits on the following private companies’ boards: Silicon Genesis Corporation, SoloPower, Solaicx, Inc., and UCT Coatings, Inc. By serving on the boards of directors of the portfolio companies, conflicts may exist.  The Adviser has adopted various procedures to ensure that the Fund will not be unfavorably affected by these potential conflicts.  For example, some companies grant director stock options to individuals who serve as board members.  In such cases, the Adviser has a procedure in place to require all such benefits to be turned over to the Fund.

Kevin Landis’s board participation is beneficial to Firsthand’s industry research. Sitting on these boards enables him to gain additional insights regarding the solar industry and the strategic and operational issues faced by companies in that industry. However, by sitting on these boards, Mr. Landis also may have access to non-public information on publicly traded companies that may create a situation that could prohibit the Fund (and other clients of the Adviser) from making a particular investment or from trading an existing position.  The Adviser believes, however, that this risk is outweighed by the benefit gained from the ability to obtain in-depth firsthand information about the company by sitting on the board, which can assist in the Adviser’s ability to value the shares held by the Fund properly and in a timely manner.

Other Considerations

Given the nature of illiquid securities (which do not have a readily available market price), the Adviser will exercise discretion, pursuant to the Trust’s Security Valuation and Pricing Procedures, in fairly valuing the Fund’s investments.  This could create a conflict of interest.  The Adviser could be viewed as having an incentive to increase the value of those investments because the value assigned to an investment affects the asset-based management fees paid to the Adviser.  The Adviser has, however, consistently valued, and will continue to value, those investments fairly and in good faith based upon available information.

There can be additional conflicts and disadvantages for the Fund with respect to further financing transactions by private companies in which the Fund holds an investment.  Because the Fund cannot purchase any additional illiquid securities, it cannot participate in further investment transactions by the private company.  If the additional financing would disadvantage any existing shareholder that does not participate (through what is sometimes referred to as a dilutive financing), the Fund would suffer a relative decline in the value of its investment in the company compared to other investors that do participate.  In addition, if the Fund could not participate in the financing transaction, one of the other Firsthand Funds or another advisory client of the Adviser could participate instead to the extent permitted by applicable law, which creates a conflict of interest with that other fund or client in trying to obtain the best terms of the investment.  One way in which this conflict could be partly mitigated is that an unaffiliated third party investor or adviser, rather than the Fund or the Adviser, normally would set the terms of the new financing as a lead investor.  Therefore, the decision for the Adviser and the other fund or client is merely whether to invest on the proposed terms rather than to negotiate the terms.

The Adviser continues to believe that the Fund’s privately placed venture capital companies are very promising investments in a rapidly growing technology segment.